Exhibit 99.1
              PeopleSoft Reports First Quarter Results;
               Q1 Revenue $460 Million, EPS at 12 Cents


    PLEASANTON, Calif.--(BUSINESS WIRE)--April 22, 2003--PeopleSoft, Inc. (Nasdaq:PSFT) today reported its first quarter 2003 financial results. For the quarter ended March 31, 2003, the Company reported total revenues of $460 million. Total revenues include license revenue of $81 million, professional services revenue of $179 million and maintenance revenue of $200 million. First quarter operating income was $52 million and operating margins were 11.3 percent. PeopleSoft reported net income of $38 million and EPS of $0.12.
    The Company's Q1 cash flow from operations was $75 million and cash and investment balances at March 31, 2003 were $2 billion. Days sales outstanding
(DSO) at March 31, 2003 was 61 days.

    Management Commentary

    "The recovery that began in Q4 was fragile and simply ended with additional economic concerns and geopolitical tensions," said Craig A. Conway, PeopleSoft president and CEO.
    "While PeopleSoft's license revenue was impacted, professional services and maintenance revenue remained strong during the quarter," added Conway. The strength of our services business combined with strong internal cost controls allowed us to post solid financial results in a very tough environment.

    Customer Wins

    Leading organizations around the world continue to choose PeopleSoft applications to move their business processes on line and operate in real time. During the quarter, the Company added more than 70 new customers. Organizations that purchased PeopleSoft pure-internet applications included: ABN AMRO, Altec S.A., Anthem Insurance, Avis Europe, Banta Corporation, CGE&Y, Central Japan Railway, DePaul University, Goldman Sachs, Hakuhodo KK, Health Care Service Corporation, Illinois Tool Works, La Quinta, Marsh & McLennan, McKesson, British Columbia Provincial Health Services Authority, Ruan Transport, Sandvik AB, State of Oklahoma, Textron, Vodafone Libertel N.V., VoiceStream Wireless and 3M.

    About PeopleSoft

    PeopleSoft (Nasdaq: PSFT) is the world's leading provider of application software for the real-time enterprise. PeopleSoft pure internet software enables organizations to reduce costs and increase productivity by directly connecting customers, suppliers, partners and employees to business processes on-line, in real time. PeopleSoft's integrated, best-in-class applications include Customer Relationship Management, Supply Chain Management, Human Capital Management, Financial Management and Application Integration. Today more than 5,100 organizations in 140 countries run on PeopleSoft software. For more information, visit us at www.peoplesoft.com.

    Note to Editors: PeopleSoft and the PeopleSoft logo are registered trademarks and Pure Internet Architecture is a trademark of PeopleSoft, Inc. All other company and product names may be trademarks of their respective owners.

    Statements made in this press release that state the Company's or management's intentions, beliefs, expectations, or predictions for the future are forward-looking statements. Readers are cautioned that these statements are only predictions and may differ materially from actual future events or results. The specific forward-looking statements relate to such matters as the Company's competitive position and its market acceptance of existing products and services, and its projected financial performance. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include: economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenues from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission. Please refer to the Company's current annual report on Form 10-K for more information on the risk factors that could cause actual results to differ.


            CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (In thousands, except per share data)
                                   (unaudited)

                                                THREE MONTHS ENDED
                                                      MARCH 31,
                                           ---------------------------
                                                2003             2002
                                           ---------------------------
Revenues:
     License fees                            $80,841         $133,290

     Maintenance revenue                     199,921          164,573
     Professional services revenue           179,494          177,874
                                           ---------------------------
          Services revenue                   379,415          342,447
     Development and other services                -            7,530
                                           ---------------------------
          Total revenues                     460,256          483,267

Costs and expenses:
     Cost of license fees                      8,726           11,437
     Cost of services                        163,469          164,530
     Cost of development and other
      services                                     -            6,755
     Sales and marketing expense             119,558          124,570
     Product development expense              83,705           82,333
     General and administrative
      expense                                 33,015           30,246
     Restructuring, acquisition and
      other charges                                -            2,800
                                           ---------------------------
          Total costs and expenses           408,473          422,671
                                           ---------------------------

Operating income                              51,783           60,596
Other income, net                              6,966            7,239
                                           ---------------------------

Income before provision for income
 taxes                                        58,749           67,835
Provision for income taxes                    20,270           23,291
                                           ---------------------------
Net income                                   $38,479          $44,544
                                           ===========================

Basic income per share                         $0.12            $0.14
                                           ===========================
Shares used in basic per share
 computation                                 314,782          307,990
                                           ===========================

Diluted income per share                       $0.12            $0.14
                                           ===========================
Shares used in diluted per share
 computation                                 319,831          325,865
                                           ===========================

                 CONDENSED CONSOLIDATED BALANCE SHEETS
                 (In thousands, except employee count)
                                   (unaudited)

                                        MARCH  31,        DECEMBER 31,
                                           2003              2002
                                  ------------------------------------
Assets:
Current assets:
     Cash and cash equivalents             $239,031          $319,344
     Short-term investments               1,693,811         1,588,172
     Accounts receivable, net               313,450           357,353
     Deferred tax assets                     39,944            40,559
     Prepaid and other current
      assets                                 47,615            45,448
                                  ------------------------------------
        Total current assets              2,333,851         2,350,876

Property and equipment, net                 288,135           222,800
Investments                                  19,732            21,946
Deferred tax assets                         142,953           149,187
Capitalized software, net                    39,890            44,101
Goodwill                                     54,366            54,294
Other assets                                  5,068             5,359
                                  ------------------------------------
        Total assets                     $2,883,995        $2,848,563
                                  ====================================

Liabilities and Stockholders'
 Equity:
Current liabilities:
     Accounts payable and accrued
      liabilities                          $118,759          $132,687
     Accrued compensation and
      related expenses                      133,179           172,566
     Income taxes payable                    31,174            48,095
     Short-term deferred revenues           455,820           422,657
                                  ------------------------------------
        Total current liabilities           738,932           776,005

Long-term deferred revenues                  88,253            95,460
Other liabilities                            22,086            21,486
                                  ------------------------------------
        Total liabilities                   849,271           892,951

Stockholders' equity:
     Common stock                             3,176             3,150
     Additional paid-in capital           1,416,744         1,382,442
     Retained earnings                      638,282           599,803
     Treasury stock                         (35,654)          (35,563)
     Accumulated other
      comprehensive income                   12,176             5,780
                                  ------------------------------------
        Total stockholders' equity        2,034,724         1,955,612
                                  ------------------------------------
        Total liabilities and
         stockholders' equity            $2,883,995        $2,848,563
                                  ====================================

Worldwide employee count                      8,180             8,293


            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (unaudited)

                                                  THREE MONTHS ENDED
                                                       MARCH 31,
                                                ----------------------
                                                   2003       2002
                                                ----------------------

Operating activities:
Net income                                         $38,479    $44,544
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Depreciation and amortization                    26,884     22,231
   Provision for doubtful accounts                   3,780      2,037
   Tax benefits from employee stock transactions     1,956     14,515
   Provision (benefit) for deferred income taxes     6,562       (643)
   Gain on sales of investments and disposition
    of property and equipment, net                    (649)    (1,373)
   Non-cash stock compensation                       2,304      1,569
   Restructuring, acquisition and other charges          -      2,800
   Changes in operating assets and liabilities, net of
    effects of acquisitions:
      Accounts receivable                           41,742     60,382
      Accounts payable and accrued liabilities     (11,509)     3,885
      Accrued compensation and related expenses    (39,701)   (33,420)
      Income taxes, net                            (16,698)     5,258
      Deferred revenues                             21,015     17,057
      Other                                            584      1,976
                                                ----------------------
   Net cash provided by operating activities        74,749    140,818

Investing activities:
Purchase of available-for-sale investments (3,226,843)(2,373,033) Proceeds from maturities and sales of available-
 for-sale investments                            3,123,799  2,267,094
Purchases of property and equipment                (86,695)   (22,418)
Acquisitions, net of cash acquired                       -    (29,999)
                                                ----------------------
   Net cash used in investing activities          (189,739)  (158,356)

Financing activities:
Net proceeds from employee stock transactions       30,068     63,732
                                                ----------------------
    Net cash provided by financing activities       30,068     63,732
Effect of foreign exchange rate changes on cash
 and cash equivalents                                4,609     (1,730)
                                                ----------------------
Net (decrease) increase in cash and cash
 equivalents                                       (80,313)    44,464
Cash and cash equivalents at beginning of period   319,344    433,700
                                                ----------------------
Cash and cash equivalents at end of period        $239,031   $478,164
                                                ======================



    CONTACT: PeopleSoft Inc.
             Lori Varlas, 877/528-7413 (Investor Relations) lori_varlas@peoplesoft.com
             Kara Wilson, 925/694-4046 (Corporate Communications)
                 925/408-2249 (cell)
             kara_wilson@peoplesoft.com